Exhibit 99.1

NGP Capital Resources Company Announces Dividend Declaration and 2005 Financial Results

     HOUSTON--(BUSINESS WIRE)--March 10, 2006--NGP Capital Resources Company (NASDAQ:NGPC) today announced its first quarterly 2006 dividend and its financial results for the fourth quarter and full year of 2005.

     Dividend Declaration

     NGPC's Board of Directors has declared a quarterly dividend to stockholders in the amount of $0.16 per common share. The dividend will be paid on April 14, 2006, to shareholders of record on March 31, 2006. The ex-dividend date is March 29, 2006. We anticipate that the dividend will be paid from ordinary income for tax purposes. The actual tax characteristics of all dividends will be reported to each shareholder on Form 1099 after year-end 2006.

     Highlights for the year ended 2005:


Stockholders' Equity: $243.9 million
Net Asset Value per share: $14.02

Operating Results:
Net increase in stockholders' equity (net assets) from operations:
$11.4 million
Net investment income: $10.4 million
Net realized capital gains: $1.3 million
Net unrealized depreciation: $0.4 million
Dividends per share: $0.66

Portfolio Investment Activity:
New portfolio investments made during period: $60 million
Total invested in portfolio companies at December 31, 2005: $93 million
Number of portfolio companies at December 31, 2005: 6


     Portfolio and Investment Activity

     Since commencement of our investment operations in November 2004 through December 31, 2005, we have invested $126.7 million in seven portfolio companies, and received principal prepayments of $33.6 million. At December 31, 2005, our targeted investment portfolio consisted of six portfolio companies and was invested 19% in senior subordinated secured term loans, 13% in senior secured term loans, 5% in unsecured senior notes and 1% in convertible preferred stock, warrants and overriding royalty interests. The balance of our portfolio was invested 8% in corporate notes and 54% in US Treasury bills and cash equivalents.
     The weighted average yield on targeted portfolio investments was 12.9% at December 31, 2005. The weighted average yield on investments in corporate notes was 5.4% and on investments in US Treasury bills and cash equivalents was 3.3% as of December 31, 2005. The weighted average yield on our total capital invested at December 31, 2005, was 7.0%.

     Operating Results -- Year ended December 31, 2005

     Investment income totaled $17.3 million for the year ended December 31, 2005, with $10.9 million attributable to our targeted portfolio investments and $6.4 million attributable to investments in cash equivalents and corporate notes and fee income. Operating expenses for the year were $6.7 million and included $3.7 million of management fees (including $0.03 million of capital gains incentive fees) and $3.0 million of general and administrative expenses. After deducting $0.2 million in credit facility fees, the resulting net investment income was $10.4 million. In 2005, our portfolio experienced net unrealized depreciation of $0.4 million, consisting of net appreciation from investments in portfolio companies of $0.8 million and net depreciation from investments in corporate notes of $1.19 million. We also realized net capital gains of $1.34 million on the sale of an overriding royalty interest and the sales of corporate notes. Overall, we had a net increase in stockholders' equity (net assets) resulting from operations of $11.4 million, or $0.65 per share. After giving effect to the $0.66 per common share dividends declared during the year, stockholders' equity (net assets) per share as of December 31, 2005, was $14.02.

     Operating Results -- Three months ended December 31, 2005

     Investment income totaled $5.0 million for the three months ended December 31, 2005, with $2.8 million attributable to our targeted portfolio investments and $2.2 million attributable to investments in cash equivalents and corporate notes and fee income. Operating expenses for the period were $1.84 million and included $1.0 million of management fees (including $0.03 million of capital gains incentive fees) and $0.84 million of general and administrative expenses. The resulting net investment income was $3.1 million. For the three months ending December 31, 2005, our portfolio experienced net unrealized appreciation of $0.59 million and we realized capital gains of $1.02 million on the sale of an overriding royalty interest. Overall, we had a net increase in stockholders' equity (net assets) resulting from operations of $4.72 million, or $0.27 per share for the three months ended December 31, 2005, and declared dividends during the period of $0.275 per share, resulting in stockholders' equity (net assets) per share of $14.02 as of December 31, 2005.

     Subsequent Events

     In January 2006, we closed a $16.9 million Senior Secured Multiple Advance Credit Facility with Piceance Basin Properties, LLC, a Houston, Texas based developer of Rocky Mountain region oil and gas properties. The initial funding under the facility totaled approximately $2.8 million. Also, since the beginning of the 2006 fiscal year, existing portfolio companies have drawn approximately $6.5 million under their respective facilities.

     Conference Call at 11:00 a.m. Eastern Time on March 10, 2006

     NGPC invites all interested persons to participate in its conference call on March 10, 2006, at 11:00 am Eastern Time. The dial-in number for the call is 800-946-0713. International callers should dial 719-457-2642. The pass code for the conference call is 4616786.
     The Company will maintain an audio replay of the call from 2:00 pm Eastern Time on March 10, through midnight March 17, 2006. The replay dial-in number is 888-203-1112. International callers should dial 719-457-0820. The replay pass code is 4616786.


                     NGP CAPITAL RESOURCES COMPANY
                      CONSOLIDATED BALANCE SHEET

                                                   December 31,
                                            --------------------------
                                               2005           2004
                                            ------------  ------------
Assets:
     Investments in portfolio securities at
      fair value (cost: $91,761,111 and
      $65,770,724, respectively)            $ 92,847,043  $ 66,061,513
     Investments in agency and auction rate
      securities, at cost which
      approximates fair value                          -    41,301,002
     Investments in corporate notes at fair
      value (cost: $21,727,976 and $0,
      respectively)                           20,537,900             -
     Investments in U.S. treasury bills, at
      amortized cost which approximates
      fair value                             121,518,196             -
                                            ------------  ------------
           Total investments                 234,903,139   107,362,515
                                            ------------  ------------

     Cash and cash equivalents, at cost
      which approximates fair value           13,350,588   136,314,402
     Accounts receivable                          50,965        80,000
     Interest receivable                         609,545       303,484
     Prepaid assets                              576,029       491,602
                                            ------------  ------------

           Total assets                     $249,490,266  $244,552,003
                                            ============  ============

Liabilities and stockholders' equity
 (net assets):

Liabilities:
     Accounts payable                       $    407,580  $    213,173
     Management and incentive fees payable       399,173       300,000
     Dividends payable                         4,785,028             -
                                            ------------  ------------
           Total liabilities                   5,591,781       513,173
                                            ------------  ------------


Stockholders' equity (net assets)
     Common stock, $.001 par value,
      250,000,000 shares authorized;
      17,400,100 issued and outstanding           17,400        17,400
     Paid-in capital in excess of par        244,309,260   243,730,641
     Undistributed net investment income
      (loss)                                    (324,031)
     Net unrealized appreciation
      (depreciation) of portfolio
      securities                                (104,144)      290,789
                                            ------------  ------------

           Total stockholders' equity (net
            assets)                          243,898,485   244,038,830
                                            ------------  ------------

Total liabilities and stockholders'
 equity (net assets)                        $249,490,266  $244,552,003
                                            ============  ============

Net assets per share                        $      14.02  $      14.03
                                            ============  ============



                     NGP CAPITAL RESOURCES COMPANY
                 CONSOLIDATED STATEMENT OF OPERATIONS

                                               Period August 6, 2004
                                                 (commencement of
                              Year ended            operations)
                           December 31, 2005 through December 31, 2004
                           ----------------- -------------------------
Investment income
  Interest income           $     16,960,044  $               853,038
  Dividend income                     33,250                        -
  Other income                       313,500                        -
                             ----------------  -----------------------
                                  17,306,794                  853,038
                             ----------------  -----------------------

Operating expenses
  Management fees                  3,699,173                  452,676
  Organization costs                   1,111                  704,808
  Professional fees                  866,880                        -
  Insurance expense                  570,891                   79,278
  General and
   administrative expenses         1,560,847                  206,493

                             ----------------  -----------------------
   Total operating expenses        6,698,902                1,443,255
                             ----------------  -----------------------

Interest expense                      58,487                        -
Credit facility fee
 amortization                        141,496                        -
                             ----------------  -----------------------

Net investment income
 (loss)                           10,407,909                 (590,217)

Net realized capital gain
 on portfolio securities           1,338,351                        -
Net increase (decrease) in
 unrealized appreciation
 (depreciation) on
 portfolio securities               (394,933)                 290,789
                             ----------------  -----------------------

Net increase (decrease) in
 stockholders' equity (net
 assets) resulting from
 operations                 $     11,351,327  $              (299,428)
                             ================  =======================

Net increase (decrease) in
 stockholders' equity (net
 assets) resulting from
 operations per common
 share                      $           0.65  $                 (0.02)
                             ================  =======================



Per Share Data
                               Year ended
                            December 31, 2005
                            -----------------

Net asset value, beginning
 of period                  $          14.03
                             ----------------

Net investment income                   0.60
Net realized and unrealized
 gain (loss) on portfolio
 securities                             0.05
                             ----------------
Net increase in
 stockholders' equity (net
 assets) resulting from
 operations                             0.65
                             ----------------

Net asset value before
 dividends                             14.68

Dividends declared                     (0.66)
                             ----------------

Net asset value, end of
 period                     $          14.02
                             ================



                     NGP CAPITAL RESOURCES COMPANY
                 CONSOLIDATED STATEMENT OF OPERATIONS

                                                 For the Three Months
                                               ended December 31, 2005
                                                      unaudited
                                               -----------------------
Investment income
  Interest income                              $            4,980,031
  Dividend income                                              33,250
  Other income                                                  9,426
                                                ----------------------
                                                            5,022,707
                                                ----------------------

Operating expenses
  Management fees                                             999,173
  Organization costs                                                -
  Professional fees                                           247,465
  Insurance expense                                           142,720
  General and administrative expenses                         448,470

                                                ----------------------
   Total operating expenses                                 1,837,828
                                                ----------------------

Interest expense                                               23,250
Credit facility fee amortization                               56,503
                                                ----------------------

Net investment income  (loss)                               3,105,126

Net realized capital gain on portfolio
 securities                                                 1,021,700
Net increase (decrease) in unrealized
 appreciation (depreciation) on portfolio
 securities                                                   588,288
                                                ----------------------

Net increase (decrease) in stockholders'
 equity (net assets) resulting from operations $            4,715,114
                                                ======================

Net increase (decrease) in stockholders'
 equity (net assets) resulting from operations
 per common share                              $                 0.27
                                                ======================



Per Share Data
                                                For the Three Months
                                               ended December 31, 2005
                                               -----------------------

Net asset value, beginning of period           $                14.02
                                                ----------------------

Net investment income                                            0.18
Net realized and unrealized gain (loss) on
 portfolio securities                                            0.09
                                                ----------------------
Net increase in stockholders' equity (net
 assets) resulting from operations                               0.27
                                                ----------------------

Net asset value before dividends                                14.29

Dividends declared                                              (0.27)
                                                ----------------------

Net asset value, end of period                 $                14.02
                                                ======================


     About NGP Capital Resources Company

     NGP Capital Resources Company is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company's investment portfolio will be principally in energy related private companies. From time to time, the Company may also invest in public companies that are not thinly traded. The Company expects to invest primarily in senior secured and mezzanine loans in furtherance of its business plan and may receive equity investments in portfolio companies in connection with such investments. NGP Capital Resources Company is managed by NGP Investment Advisor, LP, an affiliate of NGP Energy Capital Management. NGP Energy Capital Management, based in Irving, Texas, is a leading investment firm with over $3.6 billion of cumulative capital under management since inception, serving all sectors of the energy industry.
     This press release contains forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.
     We may use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.
     Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company will be available in our annual report on Form 10-K, in our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing.


     CONTACT: NGP Capital Resources Company, Irving
              Steve Gardner, 713-752-0062
              investor_relations@ngpcrc.com